SUPPLEMENT TO THE CLASS C PROSPECTUSES
OF
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(Each a “Fund”, together the “Funds”)

At a meeting held on August 10-12, 2020, the Board of Trustees of the Funds approved a change to the Funds’ automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years, effective November 5, 2020. Any shares that have already aged over 8 years will convert at that time.

As a result, the paragraph under the heading “Class C Shares Conversion Feature” in the section of the prospectus entitled “Share Class Features” is replaced with the following:

On a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” for further information.

August 13, 2020	SCR080/P201SP